Exhibit 99.1

                                 PRESS RELEASE

--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                         SUFFOLK [LOGO] BANCORP

Contact:   Douglas Ian Shaw                    4 West Second Street
           Corporate Secretary                 Riverhead, NY 11901
           (631) 727-5667          (631) 727-5667 (Voice) - (631) 727-3214 (FAX)
                                            invest@suffolkbancorp.com

        SUFFOLK BANCORP ANNOUNCES FOURTH QUARTER AND FULL YEAR EARNINGS

      Riverhead, New York, January 15, 2004 -- Suffolk Bancorp (NASDAQ - SUBK) today released the results of its operations during the fourth quarter of 2003. Net income for the fourth quarter was $5,499,000, up 3.0 percent from $5,337,000 posted during the same period last year. Earnings-per-share for the quarter were $0.50 compared to $0.46, up 8.7 percent. Net income for the year was $21,336,000, up 0.3 percent from $21,269,000 posted during the same period last year. Earnings-per-share for the year were $1.92 compared to $1.82, up 5.5 percent. A detailed financial summary follows the text of this release.

      President and Chief Executive Officer, Thomas S. Kohlmann, commented, "Central to understanding Suffolk's performance during the past year are interest rates, which remained at historic lows throughout the year. Although this put pressure on our net interest margin, we have actually been able to achieve a slight increase in return on average equity, to 21.93 for the year, and improve earnings-per-share over the same period a year ago."

      He continued, "Key to maintaining our performance was close management of the balance sheet. We have redirected the flow of investment from our consumer portfolio, comprised primarily of indirect automobile paper to our commercial and commercial real estate portfolios. While historically profitable, consumer loans have come under increasing pressure with regard to both rate and volume in the face of the incentive programs of the major manufacturers. Commercial credits extended to professionals, and small and middle-market businesses, as well as home equity loans, have more than made up for that decline. We have continued emphasis on both personal and commercial demand deposits, while we have allowed more expensive time deposits to decline. Demand deposits increased
15.7 percent year to year, while time deposits of less than $100,000 declined by
13.2 percent. Finally, we pursued our ongoing program of capital management which applies leverage to our shareholders' investment by means of the selective repurchase of shares, while maintaining our 'well-capitalized' status with regulatory agencies. During the year we repurchased more than 5 percent of the shares outstanding at the beginning of 2003."

      He went on to say, "Further control of expenses also contributed to profitability. While average assets increased by 4.8 percent from year to year, non-interest expense increased by only 1.5 percent. Net charge-offs remained below industry averages, at 13 basis points of average net loans."

      He concluded, "We have been able to prosper in an unusual environment by following a comparatively straightforward and uncomplicated business plan, year in and out. We take the long view of the big picture, and make an ongoing series of incremental adjustments to improve performance, while avoiding dramatic gestures which grab headlines but are of questionable outcome over time. Our commitment is to build shareholder value for the long run, consistently, one dollar at a time."

      Suffolk Bancorp is a one-bank holding company engaged in the commercial banking business through Suffolk County National Bank, a full service commercial bank headquartered in Riverhead, New York. "SCNB" is Suffolk Bancorp's wholly owned subsidiary. Organized in 1890, Suffolk County National Bank is the second largest independent bank headquartered on Long Island, with 27 offices in Suffolk County, New York.

       Safe Harbor Statement Pursuant to the Private Securities Litigation
                               Reform Act of 1995

      This press release may include statements which look to the future. These can include remarks about Suffolk Bancorp, the banking industry, and the economy in general. These remarks are based on current plans and expectations. They are subject, however, to a variety of uncertainties that could cause future results to vary materially from Suffolk's historical performance, or from current expectations. Factors affecting Suffolk Bancorp include particularly, but are not limited to: changes in interest rates; increases or decreases in retail and commercial economic activity in Suffolk's market area; variations in the ability and propensity of consumers and businesses to borrow, repay, or deposit money, or to use other banking and financial services; and changes in government regulations.

PRESS RELEASE
January 15, 2004             SUFFOLK [LOGO] BANCORP
Page 2 of 4

                               STATISTICAL SUMMARY
    (unaudited, in thousands of dollars except for share and per share data)

                                                 4th Q 2003     4th Q 2002      Change     YTD 2003     YTD 2002      Change
                                                ------------   ------------   ----------  ----------   ----------   ----------
EARNINGS
                                   Net Income   $     5,499    $     5,337        3.0%    $   21,336   $   21,269       0.3%
                          Net Interest Income        15,431         15,971       (3.4%)       61,294       62,340      (1.7%)
                   Earnings-Per-Share - Basic          0.50           0.46        8.7%          1.92         1.82       5.5%
                     Cash Dividends-Per-Share          0.19           0.17       11.8%          0.76         0.68      11.8%

AVERAGE BALANCES
                               Average Assets     1,315,082      1,280,908        2.7%     1,297,849    1,238,471       4.8%
                            Average Net Loans       828,349        769,877        7.6%       807,430      781,521       3.3%
                Average Investment Securities       385,707        366,091        5.4%       369,708      311,583      18.7%
                             Average Deposits     1,191,315      1,159,437        2.7%     1,174,894    1,113,851       5.5%
                               Average Equity        96,508        104,620       (7.8%)       97,275      100,724      (3.4%)

RATIOS
                     Return on Average Equity         22.79%         20.41%      11.7%         21.93%       21.12%      3.8%
                     Return on Average Assets          1.67%          1.67%       0.0%          1.64%        1.72%     (4.7%)
                        Average Equity/Assets          7.34%          8.17%     (10.2%)         7.50%        8.13%     (7.8%)
                    Net Interest Margin (FTE)          5.06%          5.40%      (6.3%)         5.14%        5.45%     (5.7%)
                             Efficiency Ratio         49.12%         50.75%      (3.2%)        49.98%       49.36%      1.3%
                Tier 1 Leverage Ratio Dec. 31          7.21%          7.77%      (7.2%)
      Tier 1 Risk-based Capital Ratio Dec. 31         10.15%         11.29%     (10.1%)
       Total Risk-based Capital Ratio Dec. 31         11.06%         12.28%      (9.9%)

ASSET QUALITY           during period:
                              Net Charge-offs   $       220    $       741      (70.3%)   $    1,076   $    1,510     (28.7%)
   Net Charge-offs/Average Net Loans (annual)          0.11%          0.38%     (71.1%)         0.13%        0.19%    (31.0%)
                            at end of period:
             Non-accrual & Restructured Loans   $     1,819    $     1,758        3.5%
              Foreclosed Real Estate ("OREO")             0              0        0.0%
                  Total Non-performing Assets         1,819          1,758        3.5%
              Allowance/Non-performing Assets        470.09%        494.60%      (5.0%)
             Allowance/Loans, Net of Discount          1.02%          1.10%      (7.3%)
                           Net Loans/Deposits         69.94%         68.25%       2.5%

EQUITY
                           Shares Outstanding    10,949,283     11,489,481       (4.7%)
                                Common Equity   $   100,170    $   108,792       (7.9%)
                  Book Value Per Common Share          9.15           9.47       (3.4%)
                       Tangible Common Equity        99,356        107,978       (8.0%)
         Tangible Book Value Per Common Share          9.07           9.40       (3.5%)

LOAN DISTRIBUTION       at end of period:
   Commercial, Financial & Agricultural Loans       171,616        150,130       14.3%
             Commercial Real Estate Mortgages       232,119        183,501       26.5%
             Real Estate - Construction Loans        30,461         36,558      (16.7%)
Residential Mortgages     (1st and 2nd Liens)       113,979         94,864       20.1%
                            Home Equity Loans        60,397         44,349       36.2%
                               Consumer Loans       229,711        277,633      (17.3%)
                                  Other Loans           778          1,522      (48.9%)
                                                -----------    -----------
      Total Loans (Net of Unearned Discounts)   $   839,061    $   788,557        6.4%

PRESS RELEASE
January 15, 2004             SUFFOLK [LOGO] BANCORP
Page 3 of 4

                      CONSOLIDATED STATEMENTS OF CONDITION
    (unaudited, in thousands of dollars except for share and per share data)

                                                                               December 31,
                                                                           2003            2002           Change
                                                                       -----------     -----------      ----------
ASSETS
Cash & Due From Banks                                                  $    52,053     $    48,000           8.4%
Federal Funds Sold                                                           4,300          17,500         (75.4%)
Investment Securities:
  Available for Sale, at Fair Value                                        376,188         359,903           4.5%
  Obligations of States & Political Subdivisions                            12,369          14,884         (16.9%)
    Federal Reserve Bank Stock                                                 638             638           0.0%
    Federal Home Loan Bank Stock                                             1,535           1,361          12.8%
  Corporate Bonds & Other Securities                                           100             100           0.0%
                                                                       -----------     -----------
Total Investment Securities                                                390,830         376,886           3.7%

Total Loans                                                                839,061         788,557           6.4%
  Allowance for Possible Loan Losses                                         8,551           8,695          (1.7%)
                                                                       -----------     -----------
Net Loans                                                                  830,510         779,862           6.5%

Premises & Equipment, Net                                                   22,780          20,437          11.5%
Accrued Interest Receivable, Net                                             5,869           5,946          (1.3%)
Excess of Cost Over Fair Value of Net Assets Acquired                          814             814           0.0%
Other Assets                                                                21,601          23,272          (7.2%)
                                                                       -----------     -----------
  TOTAL ASSETS                                                         $ 1,328,757     $ 1,272,717           4.4%
                                                                       ===========     ===========
LIABILITIES & STOCKHOLDERS' EQUITY
Demand Deposits                                                        $   364,119     $   314,714          15.7%
Saving, N.O.W. & Money Market Deposits                                     587,553         557,967           5.3%
Time Certificates of $100,000 or more                                       21,947          23,495          (6.6%)
Other Time Deposits                                                        213,777         246,406         (13.2%)
                                                                       -----------     -----------
    Total Deposits                                                       1,187,396       1,142,582           3.9%

Federal Home Loan Bank Borrowings                                           20,000              --         100.0%
Dividend Payable on Common Stock                                             2,080           1,956           6.3%
Accrued Interest Payable                                                       800           1,335         (40.1%)
Other Liabilities                                                           18,311          18,052           1.4%
                                                                       -----------     -----------
  TOTAL LIABILITIES                                                      1,228,587       1,163,925           5.6%
                                                                       -----------     -----------
STOCKHOLDERS' EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized;
  10,949,283 and 11,489,481 shares outstanding at
  December 31, 2003 and 2002, respectively)                                 33,879          33,838           0.1%
Surplus                                                                     19,375          19,230           0.8%
Treasury Stock at Par (2,602,335and 2,045,737 shares, respectively)         (6,506)         (5,114)         27.2%
Undivided Profits                                                           48,888          52,453          (6.8%)
                                                                       -----------     -----------
                                                                            95,636         100,407          (4.8%)

Accumulated Other Comprehensive Income, Net of Tax                           4,534           8,385         (45.9%)
                                                                       -----------     -----------
  TOTAL STOCKHOLDERS' EQUITY                                               100,170         108,792          (7.9%)

  TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                             $ 1,328,757     $ 1,272,717           4.4%
                                                                       ===========     ===========

PRESS RELEASE
January 15, 2004             SUFFOLK [LOGO] BANCORP
Page 4 of 4

                        CONSOLIDATED STATEMENTS OF INCOME
    (unaudited, in thousands of dollars except for share and per share data)

                                                   For the 3 Months Ended                   For the Year to Date
                                                   12/31/03      12/31/02     Change         2003          2002       Change
                                                 -----------   -----------   --------    -----------   -----------   --------
INTEREST INCOME
Federal Funds Sold                               $        30   $       199     (84.9%)   $       221   $       707     (68.7%)
United States Treasury Securities                        104           105      (1.0%)           416           472     (11.9%)
Obligations of States & Political Subdivisions           162           142      14.1%            563           567      (0.7%)
Mortgage-Backed Securities                             2,337         3,156     (26.0%)        10,396        12,143     (14.4%)
U.S. Government Agency Obligations                     1,077           822      31.0%          3,691         2,895      27.5%
Corporate Bonds & Other Securities                         9            16     (43.8%)            94            84      11.9%
Loans                                                 13,680        14,976      (8.7%)        55,714        61,560      (9.5%)
                                                 -----------   -----------               -----------   -----------
  Total Interest Income                               17,399        19,416     (10.4%)        71,095        78,428      (9.3%)

INTEREST EXPENSE
Saving, N.O.W. & Money Market Deposits                   655         1,443     (54.6%)         3,658         6,645     (45.0%)
Time Certificates of $100,000 or more                    102           198     (48.5%)           478           846     (43.5%)
Other Time Deposits                                    1,195         1,804     (33.8%)         5,604         8,596     (34.8%)
Federal Funds Purchased                                   --            --       0.0%             12             1   1,100.0%
Interest on Other Borrowings                              16            --     100.0%             49            --     100.0%
                                                 -----------   -----------               -----------   -----------
  Total Interest Expense                               1,968         3,445     (42.9%)         9,801        16,088     (39.1%)

  Net-interest Income                                 15,431        15,971      (3.4%)        61,294        62,340      (1.7%)
Provision for Possible Loan Losses                       212           360     (41.1%)           932         1,380     (32.5%)
                                                 -----------   -----------               -----------   -----------
  Net-interest Income After Provision                 15,219        15,611      (2.5%)        60,362        60,960      (1.0%)

OTHER INCOME
Service Charges on Deposit Accounts                    1,413         1,446      (2.3%)         5,693         5,691       0.0%
Other Service Charges, Commissions & Fees                679           537      26.4%          2,537         2,081      21.9%
Fiduciary Fees                                           324           281      15.3%          1,199         1,141       5.1%
Net Securities Gains                                      --            --       0.0%            464            --     100.0%
Other Operating Income                                   488           467       4.5%          1,417         1,160      22.2%
                                                 -----------   -----------               -----------   -----------
  Total Other Income                                   2,904         2,731       6.3%         11,310        10,073      12.3%

OTHER EXPENSE
Salaries & Employee Benefits                           5,440         5,450      (0.2%)        21,770        20,788       4.7%
Net Occupancy Expense                                    636           710     (10.4%)         2,856         2,789       2.4%
Equipment Expense                                        506           717     (29.4%)         2,181         2,617     (16.7%)
Other Operating Expense                                2,425         2,615      (7.3%)         9,483         9,550      (0.7%)
                                                 -----------   -----------               -----------   -----------
  Total Other Expense                                  9,007         9,492      (5.1%)        36,290        35,744       1.5%

Income Before Provision for Income Taxes               9,116         8,850       3.0%         35,382        35,289       0.3%
Provision for Income Taxes                             3,617         3,513       3.0%         14,046        14,020       0.2%
                                                 -----------   -----------               -----------   -----------
NET INCOME                                       $     5,499   $     5,337       3.0%    $    21,336   $    21,269       0.3%
                                                 ===========   ===========               ===========   ===========

    Average:  Common Shares Outstanding           10,948,579    11,519,318      (5.0%)    11,055,897    11,657,984      (5.2%)
                 Dilutive Stock Options               36,408        43,682     (16.7%)        34,205        42,457     (19.4%)
                                                 -----------   -----------               -----------   -----------
                          Average Total           10,984,987    11,563,000      (5.0%)    11,090,102    11,700,441      (5.2%)

EARNINGS PER COMMON SHARE         Basic          $      0.50   $      0.46       8.7%    $      1.92   $      1.82       5.5%
                                Diluted          $      0.50   $      0.46       8.7%    $      1.92   $      1.82       5.5%